Contingencies	12 Months Ended
Dec. 31, 2014
Contingencies
Contingencies

NOTE 9 — Contingencies

Certain processes in the manufacture of CTS' current and past products create hazardous waste by-products as currently defined by federal and state laws and regulations. CTS has been notified by the U.S. Environmental Protection Agency, state environmental agencies and, in some cases, generator groups, that it is or may be a potentially responsible party regarding hazardous substances at several sites either owned, not owned or operated by CTS. Some sites are Superfund sites such as in Asheville, North Carolina and Mountain View, California. In addition to these non-CTS sites, CTS has an ongoing practice of providing reserves for probable remediation activities at certain of its manufacturing locations and for claims and proceedings against CTS with respect to other environmental matters. CTS records reserves on a undiscounted basis. In the opinion of management, based upon presently available information relating to all such matters, adequate provision for probable costs has been made.

A roll forward of remediation reserves account on the balance sheet is comprised of the following:

	Year Ended December 31,
($ in thousands)	2014	2013

Balance at beginning of period	$5,116	$3,847
Remediation expense	1,521	2,133
Remediation payments	(2,719)	(864)

Balance at the end of the period	$3,918	$5,116

CTS manufactures accelerator pedals for a number of automobile manufacturers, including subsidiaries of Toyota Motor Corporation ("Toyota"). In January 2010, Toyota initiated a recall of a substantial number of vehicles in North America containing pedals manufactured by CTS. The recall expanded to include vehicles in Europe and Asia. The pedal recall and associated events have led to CTS being named as a co-defendant with Toyota in certain litigation in the United States and Canada. CTS is not aware of any legal actions filed in Asia or Europe against CTS at this time. In February 2010, CTS entered into an agreement with Toyota whereby Toyota agreed that it will indemnify, defend, and hold CTS harmless from, and the parties will cooperate in the defense of, third-party civil claims and actions that are filed or asserted in the United States or Canada and that arise from or relate to alleged incidents of unintended acceleration of Toyota and Lexus vehicles. The limited exceptions to indemnification restrict CTS' share of any liability to amounts collectable from its insurers. CTS cannot assure that Toyota will not seek to recover a portion of its recall-related costs from CTS, or that the insurance CTS carries will be sufficient to cover such costs.

Certain other claims are pending against CTS with respect to matters arising out of the ordinary conduct of CTS' business. These claims, in the opinion of management, based upon past experience and presently available information, either adequate provision for anticipated costs has been reserved or the ultimate anticipated costs will not materially affect CTS' consolidated financial position, results of operations, or cash flows.

Thailand EMS Manufacturing Facility Flood

During the fourth quarter of 2011, CTS' Thailand EMS manufacturing facility was flooded. The flood damaged inventory and fixed assets and the facility itself. Local property insurance covered the costs of repairing and/or replacing the damaged inventory and machinery and equipment. CTS also had business interruption insurance under these policies that covers the lost sales impact and fixed costs. The maximum amount covered under the local insurance policy was exceeded. CTS also has a secondary global insurance policy that covered costs not covered by the local policy. In 2012, approximately $637,000 was recorded as insurance recovery from business interruption claims.